                                                                  Exhibit 10.101
                                 AMENDMENT THREE

         AMENDMENT THREE (this "AMENDMENT") dated as of August 17, 2000 by and among, (i) COLLINS HOLDINGS EME, LLC ("COLLINS HOLDINGS"), (ii) COLLINS TRUST I, as the Owner Lessor, (iii) WILMINGTON TRUST COMPANY, as the Owner Trustee, (iv) COLLINS GENERATION I, LLC, as the Owner Participant, (v) EDISON MISSION MIDWEST HOLDING CO. ("HOLDINGS"), (vi) MIDWEST GENERATION, LLC ("MIDWEST"), (vii) MIDWEST FUNDING LLC ("FUNDING LLC"), (viii) BAYERISCHE LANDESBANK INTERNATIONAL S.A., as the Midwest LC Issuer, (ix) BAYERISCHE LANDESBANK GIROZENTRALE, as the RCE LC Issuer and (x) CITIBANK, N.A., as Holder Representative.

                  WHEREAS, Collins Holdings, the Owner Lessor, Owner Trustee, the Owner Participant, Holdings, Midwest, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative have entered into that certain Participation Agreement (T1), dated as of December 15, 1999 (as heretofore amended, modified and supplemented, the "PARTICIPATION AGREEMENT"), which set forth, INTER ALIA, certain covenants of Holdings;

                  WHEREAS, Midwest desires to enter into the Powerton/Joliet Lease Transaction (as defined herein); and

                  WHEREAS, Midwest has requested, and Collins Holdings, the Owner Lessor, Owner Trustee, Owner Participant, Holdings, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative have agreed, to amend and waive certain provisions of the Participation Agreement so as to permit the Powerton/Joliet Lease Transaction;

                  WHEREAS, the parties hereto are willing to permit Midwest to enter into the Powerton/Joliet Lease Transaction on the terms and conditions of this Amendment;

                  WHEREAS, Midwest and ComEd have entered into Amendment No. 1 To The Power Purchase Agreement dated as of December 15, 1999 attached as Exhibit C, (the "Amendment No.1 to the Collins PPA") in order to provide gas price

                AMENDMENT THREE TO PARTICIPATION AGREEMENT (T1) protection to Midwest and an adjustment to the maximum power purchase require-ment of ComEd in connection with Midwest's sale of energy from the Facility;

                  WHEREAS, the consent of the Owner Lessor, Funding LLC and the Holder Representative is a condition to the execution and delivery of the Amendment No.1 to the Collins PPA, Midwest has requested and the Lenders party hereto consent to Midwest's execution and delivery of Amendment No.1 to the Collins PPA;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Participation Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

                  Section 2. AMENDMENT TO THE PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the Amendment Effective Date, the Participation Agreement shall be amended as follows:

         (a) APPENDIX A to the Participation Agreement shall be amended by adding the following definitions:

                  ""COMED JOLIET LEASE CONSENT I" means the Consent to Sale of Assets between Midwest, ComEd and Joliet Trust I referred to in the Joliet Lease Operative Documents.

                  "COMED JOLIET LEASE CONSENT II" means the Consent to Sale of Assets between Midwest, ComEd and Joliet Trust II referred to in the Joliet Lease Operative Documents.

                  "COMED POWERTON LEASE CONSENT I" means the Consent to Sale of Assets between Midwest, ComEd and Powerton Trust I referred to in the Powerton Lease Operative Documents.

                  "COMED POWERTON LEASE CONSENT II" means the Consent to Sale of Assets between Midwest, ComEd and Powerton Trust II referred to in the Powerton Lease Operative Documents.

                  "COMED POWERTON/JOLIET LEASE CONSENTS" means, collectively, ComEd Joliet Lease Consent I, ComEd Joliet Lease Consent II, ComEd Powerton Lease Consent I and ComEd Powerton Lease Consent II.

                  "JOLIET EQUITY FINANCING PARTIES I" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each defined in the Joliet Lease Participation Agreement
                  (T1)).

                  "JOLIET EQUITY FINANCING PARTIES II" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Joliet Lease Participation Agreement
                  (T2)).

                  "JOLIET FACILITY" means the Joliet Station, Units 7 and 8, 1044 megawatts of the 1358 megawatt coal-fired electric generating facility and certain related assets located in Will County, Illinois and more fully described in Exhibit B to each of Joliet Leases.

                  "JOLIET GUARANTEE (T1)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Joliet Trust I that, among other things, guarantees the payment by Midwest of all Joliet Lease Liabilities (T1) payable to Joliet Trust I.

                  "JOLIET GUARANTEE (T2)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Joliet Trust II that, among other things, guarantees the payment by Midwest of all Joliet Lease Liabilities (T2) payable to Joliet Trust II.

                  "JOLIET GUARANTEE (T1: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Joliet Equity Financing Parties I that, among other things, guarantees the payment by Midwest of certain Joliet Lease Liabilities (T1) payable to Joliet Lease Financing Parties I.

                  "JOLIET GUARANTEE (T2: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Joliet Equity Financing Parties II that, among other things, guarantees the payment by Midwest of certain Joliet Lease Liabilities (T2) payable to Joliet Lease Financing Parties II.

                  "JOLIET GUARANTEES" means, collectively, the Joliet Guarantee
                  (T1), the Joliet Guarantee (T2), the Joliet Guarantee (T1:
                  Equity Financing Parties), the Joliet Guarantee (T2: Equity Financing Parties), the Joliet Reimbursement Agreement (T1) and the Joliet Reimbursement Agreement (T2).

                  "JOLIET INTERCOMPANY NOTE PLEDGE AGREEMENT (T1)" means the Pledge Agreement (T1) dated as of August 17, 2000 between Midwest and the Holdings Collateral Agent relating to the pledge of the Joliet Lease Intercompany Note (T1).

                  "JOLIET INTERCOMPANY NOTE PLEDGE AGREEMENT (T2)" means the Pledge Agreement (T2) dated as of August 17, 2000 between Midwest and the Holdings Collateral Agent relating to the pledge of the Joliet Lease Intercompany Note (T2).

                  "JOLIET LEASE (T1)" means the Facility Lease Agreement (T1) dated as of August 17, 2000 between Midwest and Joliet Trust I.

                  "JOLIET LEASE (T2)" means the Facility Lease Agreement (T2) dated as of August 17, 2000 between Midwest and Joliet Trust II.

                  "JOLIET LEASE INTERCOMPANY NOTE (T1)" means the EME Note (as defined in the Joliet Lease Participation Agreement (T1)) dated the Closing Date (as defined in the Joliet Lease Participation Agreement (T1)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Joliet Lease Transaction (T1).

                  "JOLIET LEASE INTERCOMPANY NOTE (T2)" means the EME Note (as defined in the Joliet Lease Participation Agreement (T2)) dated the Closing Date (as defined in the Joliet Lease Participation Agreement (T2)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Joliet Lease Transaction (T2).

                  "JOLIET LEASE INTERCOMPANY NOTES" means, collectively, the Joliet Lease Intercompany Note (T1) and the Joliet Intercompany Note (T2).

                  "JOLIET LEASE LIABILITIES" means, collectively, the Joliet Lease Liabilities (T1) and the Joliet Lease Liabilities (T2).

                  "JOLIET LEASE LIABILITIES (T1)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Joliet Lease (T1) or the other Joliet Lease Operative Documents (T1).

                  "JOLIET LEASE LIABILITIES (T2)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Joliet Leases (T2) or the other Joliet Lease Operative Documents (T2).

                  "JOLIET LEASE OPERATIVE DOCUMENTS" means, collectively, the Joliet Lease Operative Documents (T1) and the Joliet Lease Operative Documents (T2).

                  "JOLIET LEASE OPERATIVE DOCUMENTS (T1)" means, collectively, the Operative Documents as defined in the Joliet Lease Participation Agreement (T1).

                  "JOLIET LEASE OPERATIVE DOCUMENTS (T2)" means, collectively, the Operative Documents as defined in the Joliet Lease Participation Agreement (T2).

                  "JOLIET LEASE PARTICIPATION AGREEMENT (T1)" means the Participation Agreement (T1) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust I, Wilmington Trust Company, Joliet Generation I, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                  "JOLIET LEASE PARTICIPATION AGREEMENT (T2)" means the Participation Agreement (T2) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust II, Wilmington Trust Company,

                  Joliet Generation II, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                  "JOLIET LEASE PARTICIPATION AGREEMENTS" means, collectively, the Joliet Lease Participation Agreement (T1) and the Joliet Lease Participation Agreement (T2).

                  "JOLIET LEASE TRANSACTION (T1)" means the transactions pursuant to the Joliet Lease Participation Agreement (T1) and the Joliet Lease Operative Documents (T1) whereby Midwest sells a 63.6% undivided interest in the Joliet Facility to Joliet Trust I and Joliet Trust I leases such undivided interest to Midwest pursuant to the Joliet Lease (T1).

                  "JOLIET LEASE TRANSACTION (T2)" means the transactions pursuant to the Joliet Lease Participation Agreement (T2) and the Joliet Lease Operative Documents (T2) whereby Midwest sells a 36.4% undivided interest in the Joliet Facility to Joliet Trust II and Joliet Trust II leases such undivided interest to Midwest pursuant to the Joliet Lease (T2).

                  "JOLIET LEASE TRANSACTIONS" means, collectively, the Joliet Lease Transaction (T1) and the Joliet Lease Transaction (T2).

                  "JOLIET LEASE TRUSTS" means, collectively, Joliet Trust I and Joliet Trust II.

                  "JOLIET LEASES" means, collectively, the Joliet Lease (T1) and Joliet Lease (T2).

                  "JOLIET REIMBURSEMENT AGREEMENT (T1)" means the Reimbursement Agreement (T1) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

                  "JOLIET REIMBURSEMENT AGREEMENT (T2)" means the Reimbursement Agreement (T2) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

                  "JOLIET SUBORDINATION AGREEMENT (T1)" means the Subordination Agreement dated as of August 17, 2000 between Joliet Trust I, the

                  Owner Participant (as defined in the Joliet Participation Agreement (T1)), the Lease Indenture Trustee (as defined in the Joliet Participation Agreement (T1)) and the Holdings Collateral Agent.

                  "JOLIET SUBORDINATION AGREEMENT (T2)" means the Subordination Agreement dated as of August 17, 2000 between Joliet Trust II, the Owner Participant (as defined in the Joliet Participation Agreement (T2)), the Lease Indenture Trustee (as defined in the Joliet Participation Agreement (T2)) and the Holdings Collateral Agent.

                  "JOLIET TRUST I" means Joliet Trust I, a Delaware business trust.

                  "JOLIET TRUST II" means Joliet Trust II, a Delaware business trust.

                  "POWERTON EQUITY FINANCING PARTIES I" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Powerton Lease Participation Agreement
                  (T1)).

                  "POWERTON EQUITY FINANCING PARTIES II" means, collectively, the Equity Investor, the Owner Participant and the OP Guarantor (each as defined in the Powerton Lease Participation Agreement (T2))

                  "POWERTON FACILITY" means the Powerton Station, 1,538 Megawatt Coal Fired Electric Generating Plant and certain related assets located in Tazewell County, Illinois and more fully described in Exhibit B to each of Powerton Leases.

                  "POWERTON GUARANTEE (T1)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Powerton Trust I that, among other things, guarantees the payment by Midwest of all Powerton Lease Liabilities (T1) payable to Powerton Trust I.

                  "POWERTON GUARANTEE (T2)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of Powerton Trust II that, among other things, guarantees the payment by Midwest of all Powerton Lease Liabilities (T2) payable to Powerton Trust II.

                  "POWERTON GUARANTEE (T1: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Powerton Equity Financing Parties I that, among other things, guarantees the payment by Midwest of certain Powerton Lease Liabilities (T1) payable to Powerton Equity
                  Financing Parties I.

                  "POWERTON GUARANTEE (T2: EQUITY FINANCING PARTIES)" means the Guaranty Agreement dated as of August 17, 2000 made by Edison Mission Energy in favor of the Powerton Equity Financing Parties II that, among other things, guarantees the payment by Midwest of certain Powerton Lease Liabilities (T2) payable to Powerton Equity
                  Financing Parties II.

                  "POWERTON GUARANTEES" means, collectively, the Powerton Guarantee (T1), the Powerton Guarantee (T2), the Powerton Guarantee (T1: Equity Financing Parties), the Powerton Guarantee (T2: Equity Financing Parties), the Powerton Reimbursement Agreement (T1) and the Powerton Reimbursement Agreement (T2).

                  "POWERTON INTERCOMPANY NOTE PLEDGE AGREEMENT (T1)" means the Pledge Agreement (T1) dated as of August 17, 2000 among Midwest and the Holdings Collateral Agent relating to the pledge of the Powerton Lease Intercompany Note (T1).

                  "POWERTON INTERCOMPANY NOTE PLEDGE AGREEMENT (T2)" means the Pledge Agreement (T2) dated as of August 17, 2000 among Midwest and the Holdings Collateral Agent relating to the pledge of the Powerton Lease Intercompany Note (T2).

                  "POWERTON LEASE (T1)" means the Facility Lease Agreement (T1) dated as of August 17, 2000 between Midwest and Powerton Trust I.

                  "POWERTON LEASE (T2)" means the Facility Lease Agreement (T2) dated as of August 17, 2000 between Midwest and Powerton Trust II.

                  "POWERTON LEASE INTERCOMPANY NOTE (T1)" means the EME Note (as defined in the Powerton Lease Participation Agreement (T1)) dated the Closing Date (as defined in the Powerton Lease Participation Agreement (T1)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Powerton Lease Transaction (T1).

                  "POWERTON LEASE INTERCOMPANY NOTE (T2)" means the EME Note (as defined in the Powerton Lease Participation Agreement (T2)) dated the Closing Date (as defined in the Powerton Lease Participation Agreement (T2)) evidencing the loan by Midwest to Edison Mission Energy of the proceeds of the Powerton Lease Transaction (T2).

                  "POWERTON LEASE INTERCOMPANY NOTES" means, collectively, the Powerton Lease Intercompany Note (T1) and the Powerton Lease Intercompany Note (T2).

                  "POWERTON LEASE LIABILITIES" means, collectively, the Powerton Lease Liabilities (T1) and the Powerton Lease Liabilities
                  (T2).

                  "POWERTON LEASE LIABILITIES (T1)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Powerton Lease (T1) or the other Powerton Lease Operative Documents (T1).

                  "POWERTON LEASE LIABILITIES(T2)" mean the basic rent, the supplemental rent, termination value or any other amount, liability or obligation that Midwest is obligated to pay under the Powerton Leases (T2) or the other Powerton Lease Operative Documents (T2).

                  "POWERTON LEASE OPERATIVE DOCUMENTS" means, collectively, the Powerton Lease Operative Documents (T1) and the Powerton Lease Operative Documents (T2).

                  "POWERTON LEASE OPERATIVE DOCUMENTS (T1)" means, collectively, the Operative Documents as defined in the Powerton Lease Participation Agreement (T1).

                  "POWERTON LEASE OPERATIVE DOCUMENTS (T2)" means, collectively, the Operative Documents as defined in the Powerton Lease Participation Agreement (T2).

                  "POWERTON LEASE PARTICIPATION AGREEMENT (T1)" means the Participation Agreement (T1) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust I, Wilmington Trust Company, Powerton Generation I, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                  "POWERTON LEASE PARTICIPATION AGREEMENT (T2)" means the Participation Agreement (T2) dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust II, Wilmington Trust Company, Powerton Generation II, the Lease Indenture Trustee named therein and the Pass Through Trustees named therein.

                  "POWERTON LEASE PARTICIPATION AGREEMENTS" means, collectively, the Powerton Lease Participation Agreement (T1) and the Powerton Lease Participation Agreement (T2).

                  "POWERTON LEASE TRANSACTION (T1)" means the transactions pursuant to the Powerton Lease Participation Agreement (T1) and the Powerton Lease Operative Documents (T1) whereby Midwest sells a 63.6% undivided interest in the Powerton Facility to Powerton Trust I and Powerton Trust I leases such undivided interest to Midwest pursuant to the Powerton Lease
                  (T1).

                  "POWERTON LEASE TRANSACTION (T2)" means the transactions pursuant to the Powerton Lease Participation Agreement (T2) and the Powerton Lease Operative Documents (T2) whereby Midwest sells a 36.4% undivided interest in the Powerton Facility to Powerton Trust II and Powerton Trust II leases such undivided interest to Midwest pursuant to the Powerton Lease (T2).

                  "POWERTON LEASE TRANSACTIONS" means, collectively, the Powerton Lease Transaction (T1) and the Powerton Lease Transaction (T2).

                  "POWERTON LEASE TRUSTS" means, collectively, Powerton Trust I and Powerton Trust II.

                  "POWERTON LEASES" means, collectively, the Powerton Lease (T1) and Powerton Lease (T2).

                  "POWERTON REIMBURSEMENT AGREEMENT (T1)" means the Reimbursement Agreement (T1) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

                  "POWERTON REIMBURSEMENT AGREEMENT (T2)" means the Reimbursement Agreement (T2) dated as of August 17, 2000 between Edison Mission Energy and Midwest.

                  "POWERTON SUBORDINATION AGREEMENT (T1)" means the Subordination Agreement dated as of August 17, 2000 between Powerton Trust I, the Owner Participant (as defined in the Powerton Participation Agreement (T1)), the Lease Indenture Trustee (as defined in the Powerton Participation Agreement
                  (T1)) and the Holdings Collateral Agent.

                  "POWERTON SUBORDINATION AGREEMENT (T2)" means the Subordination Agreement dated as of August 17, 2000 between Powerton Trust II, the Owner Participant (as defined in the Powerton Participation Agreement (T2)), the Lease Indenture Trustee (as defined in the Powerton Participation Agreement
                  (T2)) and the Holdings Collateral Agent.

                  "POWERTON TRUST I" means Powerton Trust I, a Delaware business trust.

                  "POWERTON TRUST II" means Powerton Trust II, a Delaware business trust.

                  "POWERTON/JOLIET INTERCOMPANY NOTE PLEDGE AGREEMENT" means, collectively, the Powerton Intercompany Note Pledge Agreement
                  (T1), the Powerton Intercompany Note Pledge Agreement (T2), the Joliet Intercompany Note Pledge Agreement (T1) and the Joliet Intercompany Note Pledge Agreement (T2).

                  "POWERTON/JOLIET LEASE ASSETS" means, collectively, the Powerton Facility and the Joliet Facility.

                  "POWERTON/JOLIET LEASE GUARANTEES" means, collectively, the Powerton Guarantees and the Joliet Guarantees.

                  "POWERTON/JOLIET LEASE INTERCOMPANY NOTES" means, collectively, the Powerton Lease Intercompany Notes and the Joliet Lease Intercompany Notes.

                  "POWERTON/JOLIET LEASE INTERCOMPANY NOTE PAYMENTS" mean the payments by Edison Mission Energy to Midwest under or in respect of the Powerton/Joliet Lease Intercompany Notes.

                  "POWERTON/JOLIET LEASE LIABILITIES" means, collectively, the Powerton Lease Liabilities and the Joliet Lease Liabilities.

                  "POWERTON/JOLIET LEASE OPERATIVE DOCUMENTS" means, collectively, the Powerton Lease Operative Documents and the Joliet Lease Operative Documents.

                  "POWERTON/JOLIET LEASE PARTICIPATION AGREEMENTS" means, collectively, the Powerton Lease Participation Agreement (T1), Powerton Lease Participation Agreement (T2), Joliet Lease Participation Agreement (T1) and Joliet Lease Participation Agreement (T2).

                  "POWERTON/JOLIET LEASE TRANSACTION" means, collectively, the Powerton Lease Transaction and the Joliet Lease Transaction.

                  "POWERTON/JOLIET LEASES" means, collectively, Powerton Leases and Joliet Leases.

                  "POWERTON/JOLIET SUBORDINATION AGREEMENTS" means, collectively, the Powerton Subordination Agreement (T1), the Powerton Subordination Agreement (T2), the Joliet Subordination Agreement (T1) and the Joliet Subordination Agreement (T2).

                  "POWERTON/JOLIET LEASE TRUSTS" means, collectively, the Powerton Lease Trusts and the Joliet Lease Trusts.".

         (b) APPENDIX A of the Participation Agreement shall be further amended by deleting the definitions of "CASH FLOW AVAILABLE FOR FIXED CHARGES", "DEBT TO CAPITAL RATIO", "FIXED CHARGES", "OPERATING EXPENSES" and "SECURITY DOCUMENTS" in their entirety and replacing them with the following definitions:

                  ""CASHFLOW AVAILABLE FOR FIXED CHARGES" means, in respect of any period, the excess, if any, of Revenues (excluding (i) proceeds of any permitted asset sale, (ii) amounts available in the Cashflow Recapture Fund, (iii) Synthetic Lease Intercompany Note Payments and (iv) Powerton/Joliet Intercompany Note Payments) during such period OVER Operating Expenses during such period.

                  "DEBT TO CAPITAL RATIO" means, with respect to Holdings and its Consolidated Subsidiaries, the ratio as of the end of the last Fiscal Quarter for which financial statements referred to in SECTION 7.1 are available of (i) the aggregate principal amount of Indebtedness of Holdings and its Consolidated Subsidiaries (other than Indebtedness of Holdings incurred pursuant to SECTION 8.1(b)(iii), SECTION 8.1(b)(iv) and
                  SECTION 8.1(i) then outstanding to (ii) Total Capitalization (excluding, to the extent included, the Synthetic Lease Intercompany Note, payments by Edison Mission Energy pursuant to the Synthetic Lease Guarantee, the Powerton/Joliet Intercompany Notes and payments by Edison Mission Energy pursuant to the Powerton/Joliet Guarantees).

                  "FIXED CHARGES" means, in respect of any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on the Loans PLUS or MINUS any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable under SECTIONS 3.3.1 and 3.3.2 of the Holdings Credit Agreement during such period,
                  (iii) amounts due and payable to the Lenders with respect to the deduction of withholding tax on such payments pursuant to
                  SECTION 4.7 of the Holdings Credit Agreement during such period, (iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations due and payable during such period, and (vi) all other amounts due and payable by the Loan Parties with respect to Indebtedness (other than Designated Lease Liabilities, Synthetic Lease Liabilities and Powerton/Joliet Lease Liabilities) permitted under SECTION 8.1 during such period.

                  "OPERATING EXPENSES" means, in respect of any period, all cash amounts paid by the Holdings Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, Necessary Capital Expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets and the conduct of the business of the Holdings Loan Parties. Operating Expenses shall exclude (to the extent included) Lease Obligations, Synthetic Lease Liabilities (other than payments of Synthetic Lease Environmental Indemnity Obligations) and Powerton/Joliet Lease Liabilities and shall include (to the extent excluded) Designated Lease Liabilities (other than Lease Obligations).

                  "SECURITY DOCUMENTS" means (i) the Collateral Agency and Intercreditor Agreement, (ii) the Holdings Guarantee, (iii) each Pledge Agreement, (iv) the Powerton/Joliet Intercompany Note Pledge Agreements, (v) the Powerton/Joliet Subordination Agreements and (vi) any other agreement or instrument hereafter entered into by Holdings or any other Person which, directly or indirectly, guarantees or secures payment of the indebtedness evidenced by the Notes or payment or performance of any other obligation.".

         (c) SECTION 7 of the Participation Agreement shall be amended by adding
Section 7.7 as follows:

                  "SECTION 7.7 POWERTON/JOLIET INTERCOMPANY NOTES. As soon as possible after the end of each Fiscal Quarter, Holdings shall provide to the Holder Representative an Officer's Certificate stating the outstanding principal amounts of each of the Powerton/Joliet Intercompany Notes and a statement of transactions reconciling such amounts to the previous Fiscal Quarter end.".

         (d) SECTION 8.1(b) of the Participation Agreement shall be amended by deleting Section 8.1(b) of the Participation Agreement and replacing it in its entirety with the following:

                  "(b)(i) Capitalized Lease Liabilities and Operating Lease Liabilities outstanding (or anticipated to be outstanding) on the Closing Date and set forth on SCHEDULE 8.2.1(a) to the Holdings Credit Agreement, (ii) Capitalized Lease Liabilities and Operating Lease Liabilities entered into after the Closing Date in the ordinary course of business not to exceed at any time an aggregate principal amount equal to $50,000,000, (iii) Synthetic Lease Liabilities and (iv) Powerton/Joliet Lease Liabilities;".

         (e) SECTION 8.2 of the Participation Agreement shall be amended by (i) deleting SECTION 8.2(n) of the Participation Agreement and replacing it in its entirety with the following:

                  "(n) Liens created pursuant to the Synthetic Lease Basic Documents, Powerton/Joliet Lease Operative Documents and the Powerton/Joliet Intercompany Note Pledge Agreement.".

         (f) SECTION 8.4 of the Participation Agreement shall be amended by deleting SECTION 8.4(iv) and SECTION 8.4(v) of the Participation Agreement and replacing them in their entirety with the following subsections:

                  "(iv) transfer certain railcars or rights to railcars as part of the Transco Transaction, (v) sell Synthetic Lease Assets to Synthetic Lease Trust pursuant to the Synthetic Lease Basic Documents and (vi) sell the Powerton/Joliet Assets and lease the associated Ground Interests (as defined in the Powerton/Joliet Operative Documents) to the Powerton/Joliet Lease Trusts pursuant to the Powerton/Joliet Lease Operative Documents; PROVIDED, FURTHER, that any Asset Disposition pursuant to CLAUSES (i), (ii), (iii), (iv), (v) and (vi) of this proviso shall not be included in the calculation of the aggregate net book value of assets sold pursuant to this SECTION 8.4.".

         (g) SECTION 8.5 of the Participation Agreement shall be amended by deleting SECTION 8.5(v) of the Participation Agreement and replacing it in its entirety with the following:

                  "(v) Investments evidenced by the Synthetic Lease Intercompany Note and the Powerton/Joliet Lease Intercompany Notes.".

         (h) SECTION 8.6 of the Participation Agreement shall be amended by deleting the last sentence and replacing it with the following sentence:

                  "Notwithstanding the foregoing, the Synthetic Lease Transaction, the transactions contemplated by the Synthetic Lease Basic Documents, the Powerton/Joliet Lease Transaction and the transactions contemplated by the Powerton/Joliet
                  Lease Operative Documents shall be deemed not to be a Transaction with an Affiliate for the purposes of this SECTION 8.6.".

         (i) SECTION 8.12 of the Participation Agreement shall be amended by deleting the last sentence and replacing it with the following sentence:

                  "Notwithstanding the foregoing, so long as no Event of Loss or Lease Event of Default shall have occurred and be continuing, Holdings or its Subsidiaries may make a Restricted Payment to Edison Mission Energy on or within 30 days after the date (A) any Powerton/Joliet Lease Intercompany Note Payment is received by Midwest in an amount not exceeding such Powerton/Joliet Lease Intercompany Note Payment (to the extent that the same was not included in any Restricted Payment theretofore made in accordance with this SECTION 8.12 or used to pay Powerton/Joliet Lease Liabilities) and (B) any Synthetic Lease Intercompany Note Payment is received by Midwest in an amount not exceeding such Synthetic Lease Intercompany Note Payment (to the extent that the same was not included in any Restricted Payment theretofore made in accordance with this SECTION 8.12); PROVIDED that, in the event that Midwest pays Incremental Synthetic Lease Environmental Indemnity Payments, the aggregate amount of Restricted Payments payable in accordance with this sentence (but not otherwise in accordance with this SECTION 8.12) shall be reduced by a like amount.".

         (j) SECTION 8 of the Participation Agreement shall be amended by adding
SECTION 8.14 to the Participation Agreement as follows:

                  "SECTION 8.14 POWERTON/JOLIET LEASE OPERATIVE DOCUMENTS. Holdings shall not, and shall not permit any of its Sub-sidiaries, to agree or consent to any termination, amendment, modification or waiver of (a) Section 18.19 of each of the Powerton/Joliet Lease Participation Agreements, (b) the definition of "Free Cashflow" set forth in the Powerton/Joliet Lease Operative Documents, (c) the Powerton/Joliet Lease Intercompany Notes or (d) or any other provision of the Powerton/Joliet Lease Operative Documents that increases or is reasonably likely to increase the liability, or the obligations, of Midwest (or decreases or is reasonably likely to decrease the liability, or the obligations, of Edison Mission Energy) with respect to the Powerton/Joliet Lease Operative Documents in any material respect.".

         Section 3. AUTHORIZATION OF AMENDMENT OF FACILITY LEASE AND FACILITY SUBLEASE.

         (a) Collins Holdings, the Owner Lessor, the Owner Participant and the Holder Representative hereby authorize amendments to that certain Facility Lease Agreement (T1), dated as of December 15, 1999, by and among the Owner Lessor, the Owner Participant and Collins Holdings (as heretofore amended, modified and supplemented, the "FACILITY LEASE"), substantially in the form of Exhibit A hereto.

         (b) The Holder Representative, Collins Holdings, the Owner Participant, the Owner Lessor and Midwest hereby authorize that the amendments to the Facility Lease authorized by paragraph (a) of this Section 3 will effect corresponding amendments to the terms of that certain Facility Sublease Agreement (T1), dated as of December 15, 1999, by and among Collins Holdings, Midwest and the Owner Lessor (as heretofore amended, modified and supplemented, the "FACILITY SUBLEASE").

                  Section 4. CONSENT/WAIVER. The Owner Lessor, Funding LLC and the Holder Representative hereby consent to the execution and delivery by Midwest and ComEd of Amendment No.1 to Collins PPA.

                  Section 5. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent have been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

         (a) Delivery to the parties hereto of this Amendment duly executed and delivered by each other party hereto;

         (b) Delivery to Owner Lessor, Owner Trustee, Owner Participant, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative of the Powerton/Joliet Lease Operative Documents in form and substance satisfactory to the recipients;

         (c) All conditions precedent to effectuate the Powerton/Joliet Lease Transaction have been satisfied (including delivery of the ComEd Powerton/Joliet Lease Consents) or waived;

         (d) Delivery to the Holdings Collateral Agent of (i) the
         Powerton/Joliet Intercompany Note Pledge Agreement and (ii) the Powerton/Joliet Subordination Agreements, each in form and substance satisfactory to the recipient;

         (e) The Owner Lessor, Owner Trustee, Owner Participant, Funding LLC, the Midwest LC Issuer, the RCE LC Issuer and the Holder Representative shall have received opinions, dated the Amendment Effective Date and addressed to the recipients from (i) the general counsel to Holdings, Midwest and Collins Holdings, (ii) the special New York counsel to Holdings, Midwest and Collins Holdings and (iii) the special Illinois counsel to the Loan Parties, and (iv) Federal Energy Regulatory Commission counsel to the Holdings, Midwest and Collins Holdings. Each such opinion shall be in form and substance reasonably satisfactory to the recipients;

         (f) Holdings shall have received written confirmation that after giving effect to the Powerton/Joliet Lease Transaction, no Debt Rating shall fall below the

         Debt Rating in effect prior to giving effect to the Powerton/Joliet Lease Transaction;

         (g) The representations and warranties of Holdings, Midwest and Collins Holdings as set forth in the Participation Agreement, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date);

         (h) As of the Amendment Effective Date, no Lease Event of Default, or Event of Loss or event that, with passage of time or giving of notice or both, would constitute a Lease Event of Default or an Event of Loss, shall have occurred and be continuing; and

         (i) Contemporaneously with this Amendment becoming effective, the Holder Representative shall have received confirmation that Edison Mission Energy has used the proceeds of the Powerton/Joliet Intercompany Notes to repay in full Indebtedness of Edison Mission Energy (including, without limitation, the repayment in full of its obligations under the Credit Agreement dated as of December 15, 1999 among Edison Mission Energy, the commercial lending institutions party thereto and The Chase Manhattan Bank, as Administrative Agent and the termination of related commitments).

                  Section 6. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Participation Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counter parts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counter part. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                    COLLINS HOLDINGS EME, LLC

                                    By:  /s/ John P. Finneran, Jr.
                                         -------------------------
                                         Name:    John P. Finneran
                                         Title: Vice President
                                         Date:    August 24, 2000

                                    COLLINS TRUST I

                                    By:  Wilmington Trust Company,
                                         not in its individual capacity but
                                         solely as Owner Trustee

                                    By:  /s/ James P. Lawler
                                         -------------------
                                         Name:    James P. Lawler
                                         Title:  Vice President
                                         Date:   August 24, 2000

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity, except
                                    as expressly provided herein, but
                                    solely as Owner Trustee

                                    By:  /s/ James P. Lawler
                                         -------------------
                                         Name:    James P. Lawler
                                         Title:  Vice President
                                         Date:   August 24, 2000

                                    COLLINS GENERATION I, LLC

                                    By:  /s/ Christopher P. Kelleher
                                         ---------------------------
                                         Name:    Christopher P. Kelleher
                                         Title:   Manager
                                         Date:    August 24, 2000

                                    EDISON MISSION MIDWEST HOLDINGS CO.,

                                    By:  /s/ Gary Garcia
                                         -------------------------
                                         Name:    Gary Garcia
                                         Title:   Vice President
                                         Date:    August 24, 2000



                                    MIDWEST GENERATION, LLC

                                    By:  /s/ Gary Garcia
                                         -------------------------
                                         Name:    Gary Garcia
                                         Title:   Vice President
                                         Date:    August 24, 2000


                                    CITIBANK, N.A.
                                    not in its individual capacity, but
                                    solely as Holder Representative

                                    By:   /s/ Jenny Cheng
                                         -------------------------
                                         Name:    Jenny Cheng
                                         Title:   Vice President
                                         Date:    August 24, 2000



                                    MIDWEST FUNDING LLC


                                    By: /s/ Peter H. Sorensen
                                         -------------------------
                                        Name: Peter H. Sorensen
                                        Title: President
                                        Date:  August 24, 2000

                                    BAYERISCHE LANDESBANK INTERNATIONAL S.A., a banking institution organized under the laws of Luxembourg, as issuer of the Midwest Letter of Credit


                                    By:  /s/ Herbert Weynand
                                         --------------------------------
                                         Name: Herbert Weynand
                                         Title: Head of Corporate Banking
                                         Date:  August 11, 2000


                                    By:  /s/ Peter Lang
                                         --------------------------------
                                         Name: Peter Lang
                                         Title:  Group Head of Corporate Finance
                                         Date:  August 11, 2000



                                    BAYERISCHE LANDESBANK GIROZENTRALE,
                                    as issuer of the RCE Letter of Credit


                                    By:  /s/ Dietmar Rieg
                                         ----------------
                                         Name: Dietmar Rieg
                                         Title: First Vice President
                                         Date:  August 11, 2000


                                    By:  /s/ Cornelia Wintergerst
                                         ------------------------
                                         Name: Cornelia Wintergerst
                                         Title: Vice President
                                         Date:  August 11, 2000

                                                                       EXHIBIT A
                                   FORM OF AMENDMENT TO FACILITY LEASE AGREEMENT

                                  AMENDMENT TWO

         AMENDMENT TWO (this "AMENDMENT") dated as of August __, 2000 by and between Collins Trust I (the "OWNER LESSOR") and Collins Holdings EME, LLC (the "FACILITY LESSEE").

         WHEREAS, the Owner Lessor and the Facility Lessee have entered into that certain Facility Lease Agreement (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "FACILITY LEASE").

         WHEREAS, the Owner Lessor, the Facility Lessee, Wilmington Trust Company, Collins Generation I, LLC, Edison Mission Midwest Holdings Co., Midwest, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A. have entered into that certain Participation Agreement, dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "PARTICIPATION AGREEMENT").

         WHEREAS, Midwest desires to enter into the Leveraged Lease Transaction;

         WHEREAS, Midwest has requested, and the Owner Lessor and the Facility Lessee have agreed, to amend and waive certain provisions of the Facility Lease so as to permit the Leveraged Lease Transaction; and

         WHEREAS, Midwest has requested, and the other parties to the Participation Agreement have agreed, in that certain Amendment Three, dated as of August __, 2000, by and among the parties to the Participation Agreement, ("AMENDMENT THREE TO THE PARTICIPATION AGREEMENT"), to amend and waive certain provisions of the Participation Agreement so as to permit the Leveraged Lease Transaction;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Facility Lease are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE FACILITY LEASE. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Facility Lease shall be amended as follows:

      (a) SECTION 16(h) of the Facility Lease shall be amended by inserting the following phrase immediately after the phrase "but excluding obligations arising under the Operative Documents" in the second line of SECTION 16(h) of the Facility Lease:

         ", Synthetic Lease Liabilities, Powerton/Joliet Lease Liabilities".

      (b) SECTION 16 of the Facility Lease shall be amended by adding SECTIONS 16(v), 16(w) and 16(x) to the Facility Lease as follows:

         "(v) any of the Powerton/Joliet Lease Trusts (or the related Lease Indenture Trustee (under, and as defined in the related, Powerton/Joliet Lease Operative Documents) should have commenced to exercise remedies in accordance with Section 17 of the Powerton/Joliet Leases to terminate any of the Powerton/Joliet Leases and repossess any of the Powerton/Joliet Lease Assets.

         (w) Edison Mission Energy shall fail to make payment or fail to perform its obligations under any Powerton/Joliet Lease Guarantee or any Powerton/Joliet Lease Intercompany Note within five Business Days after any such payment becomes due in accordance with the terms thereof or hereof.

         (x) any of the Powerton/Joliet Lease Guarantees or the Powerton/Joliet Lease Intercompany Notes is declared unenforceable or is terminated, or Edison Mission Energy or any Powerton/Joliet Trust shall assert that any of the Powerton/Joliet Lease Guarantees or the Powerton/Joliet Lease Intercompany Notes to which it is a party shall no longer be in full force and effect.".

         Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent has been satisfied or will be satisfied contemporaneously with this Amendment becoming effective:

      (a) Delivery to the parties hereto of this Amendment duly executed and delivered by each other party hereto;

      (b) All conditions precedent contained in Section 4 of Amendment Three to the Participation Agreement have been satisfied.

         Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Facility Lease are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amend ment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                    COLLINS HOLDINGS EME, LLC


                                    By:
                                        ----------------------------------
                                         Name:
                                         Title:
                                         Date:    August     , 2000


                                    COLLINS TRUST I

                                    By:  Wilmington Trust Company,
                                         not in its individual capacity but
                                         solely as Owner Trustee


                                    By:
                                        ----------------------------------
                                         Name:
                                         Title:
                                         Date:   August     , 2000